SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                 -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                      (Date of earliest event reported):

                                  July 21, 1998

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                         THERMO INSTRUMENT SYSTEMS INC.
             (Exact name of Registrant as specified in its charter)


Delaware                      1-9786                        04-2925809
(State or other             (Commission                (I.R.S. Employer
jurisdiction of               File Number)             Identification Number)
incorporation or
organization)


860 West Airport Freeway, Suite 301
Hurst, Texas                                                       76054
(Address of principal executive offices)                         (Zip Code)


                                (817) 485-6663
                         (Registrant's telephone number
                              including area code)



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Item 5.     Other Events

      On July 21, 1998, Thermo Instrument Systems Inc. (the "Company") issued a press release, attached hereto as Exhibit 99, regarding its expected operating income for the quarter ended July 4, 1998.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements of Business Acquired: not applicable.

      (b)   Pro Forma Financial Information: not applicable.

      (c)   Exhibits

            99    Press Release of the Company, dated July 21,
                  1998

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 22nd day of July, 1998.



                                    THERMO INSTRUMENT SYSTEMS INC.



                                    By: /s/ Sandra L. Lambert
                                          Sandra L. Lambert
                                          Secretary

EXHIBIT 99

               THERMO INSTRUMENT SYSTEMS EXPECTS SECOND QUARTER
               OPERATING INCOME TO BE APPROXIMATELY $55 MILLION

BEDFORD, Texas, July 21, 1998 -- Thermo Instrument Systems Inc. (ASE-THI) announced today that it expects operating income for the second quarter, ended July 4, 1998, to be approximately $55 million. Lower sales as a result of orders received late in the quarter at the company's ThermoQuest (ASE-TMQ) subsidiary were the primary cause of the lower-than-expected operating income estimate. Thermo Instrument Systems' diluted earnings per share for the 1998 quarter will be approximately the same as the 1997 period.

      Thermo Instrument Systems plans to release its complete quarterly earnings results on August 13, 1998.

     Thermo Instrument Systems Inc. is a leading provider of analytical instruments used to identify complex chemical compounds, toxic metals, and other elements in a broad range of liquids and solids. The company also develops and manufactures instruments used to monitor radioactivity and air pollution; life science instruments and consumables; and imaging, inspection, measurement, and control instruments for various industrial processes. Thermo Instrument Systems is a public subsidiary of Thermo Electron Corporation. More information is available on the Internet at http://www.thermo.com/subsid/thi1.html.

      This press release contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements  are set forth  under the  heading  "Forward-looking  Statements"  in
Exhibit  13 to the  company's  annual  report  on Form  10-K for the year  ended
January 3, 1998. These include uncertainties relating to the company's acquisition and spinout strategies, risks associated with competition and technological change, intellectual property rights and litigation, dependence on certain key industries and international operations, possible changes in governmental regulations, capital spending and government funding policies, and the potential impact of the year 2000 on processing date-sensitive information.